Long Term Debt Investment	12 Months Ended
Dec. 31, 2023
Long Term Debt Investment [Abstract]
LONG TERM DEBT INVESTMENT

NOTE 11 — LONG TERM DEBT INVESTMENT

On March 31, 2023, the Company entered into a five-year agreement with Worthy Credit Limited (“Worthy Credit”), pursuant to which, the Company made payment of $6.0 million to Worthy Credit, and authorized Worthy Credit to invest the Company’s funds to provide loan services for housing mortgage applicants, with rates of return of 12% per annum. The qualification of the applicants was approved by the approval board, which was composed of the members of the Company and Worthy Credit. The Company recorded investment income of $534,575 for the year ended December 31, 2023.